UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2024

AMERICANN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54231	27-4336843
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1555 Blake Street, Unit 502
Denver, CO 80216

(Address of principal executive offices, including Zip Code)

Registrant's telephone ‐‐number, including area code: (303) 862-9000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the 9+8Erovisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry Into a Material Definitive Agreement

On October 17, 2016, the Company closed on the acquisition of the 52.6-acre parcel of undeveloped land in Freetown, Massachusetts. The property is located approximately 47 miles southeast of Boston.

As part of a simultaneous transaction, the Company maintained the development rights and assigned the ownership of the property to Massachusetts Medical Properties, LLC (“MMP”) and entered a lease agreement pursuant to which MMP agreed to lease the property to the Company for an initial term of fifty (50) years.

The Company developed a portion of the property with a 30,000 square foot cultivation and manufacturing facility on approximately 4.3 acres.

By agreement dated November 19, 2024, the Company transferred the development rights and control of the undeveloped portion of the property, approximately 48.3 acres, to MMP.

The Company maintains sole discretion on how the undeveloped portion of the property can be developed by MMP. If the undeveloped land is sold, the Company would receive 20% of the net sales price.

In November of 2024 the Company received an initial deposit of $650,000 from MMP.

The Agreement provides AmeriCann the opportunity to purchase, fee simple, the developed portion of the property, approximately 4.3 acres, from MMP at a predetermined purchase price.

The description of the terms of the November 19, 2024 agreement between the Company and MMP is qualified in its entirety by the agreement between the Company and MMP filed as Exhibit 10.18 to this report.

Item 9.01         Financial Statements and Exhibits

Number	Description

10.18	Real Estate Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)
Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K since the omitted portions are not material and would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2024

AMERICANN, INC.

By:	/s/ Timothy Keogh
Timothy Keogh, Chief Executive Officer